Exhibit 99.1

J.P. Morgan Auto Conference August 9, 2022 Exhibit 99.1

Forward-Looking Statements

Statements in this presentation that are not historical facts are forward-looking statements, which involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by the statements. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, among other factors, the ability of suppliers to supply Stoneridge with parts and components at competitive prices on a timely basis; fluctuations in the cost and availability of key materials (including semiconductors, printed circuit boards, resin, aluminum, steel and copper) and components and our ability to offset cost increases through negotiated price increases with our customers or other cost actions; our ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions; global economic trends, competition and geopolitical risks, including impacts from the ongoing conflict between Russia and Ukraine and the related sanctions and other measures, or an escalation of sanctions, tariffs or other trade tensions between the U.S. and China or other countries; the impact of COVID-19, or other future pandemics, on the global economy, and on our customers, suppliers, employees, business and cash flows; the reduced purchases, loss or bankruptcy of a major customer or supplier; the costs and timing of facility closures, business realignment or similar actions; a significant change in automotive, commercial, off-highway and agricultural vehicle production; competitive market conditions and resulting effects on sales and pricing; our ability to successfully launch/produce products for awarded business; adverse changes in laws, government regulations or market conditions, including tariffs, affecting our products or customers products; labor disruptions at Stoneridge's facilities or at any of Stoneridge's significant customers or suppliers; the amount of Stoneridge's indebtedness and the restrictive covenants contained in the agreements governing its indebtedness, including its revolving credit facility; customer acceptance of new products; capital availability or costs, including changes in interest rates or market perceptions; the occurrence or non-occurrence of circumstances beyond Stoneridge's control; and the items described in "Risk Factors" and other uncertainties or risks discussed in Stoneridge's periodic and current reports filed with the Securities and Exchange Commission.

Important factors that could cause the performance of the commercial vehicle and automotive industry to differ materially from those in the forward-looking statements include factors such as (1) continued economic instability or poor economic conditions in the United States and global markets, (2) changes in economic conditions, housing prices, foreign currency exchange rates, commodity prices, including shortages of and increases or volatility in the price of oil, (3) changes in laws and regulations, (4) the state of the credit markets, (5) political stability, (6) international conflicts and (7) the occurrence of force majeure events.

These factors should not be construed as exhaustive and should be considered with the other cautionary statements in Stoneridge's filings with the Securities and Exchange Commission.

Forward-looking statements are not guarantees of future performance; Stoneridge's actual results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates may differ materially from those described in or suggested by the forward-looking statements contained in this presentation. In addition, even if Stoneridge's results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods.

This presentation contains time-sensitive information that reflects management's best analysis only as of the date of this presentation. Any forward-looking statements in this presentation speak only as of the date of this presentation, and Stoneridge undertakes no obligation to update such statements. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Stoneridge does not undertake any obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

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About Stoneridge



Founded

1965

NYSE: SRI

7 Manufacturing locations on 4 continents

~85%

Drivetrain agnostic portion of targeted 2025 sales

2026 5-year Revenue CAGR*

~9%+

5-year backlog**

$3.4 billion

5.8x 2021 OEM sales

Stoneridge is an established, global company with a well diversified product portfolio, strong historical financial performance and a robust 5-year backlog

*Based on long-term targets provided in fourth quarter 2021 earnings call

**The Company defines backlog as the estimated cumulative awarded sales for the next five years (or "estimated sourced future sales"). Backlog as of December 31, 2021

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Stoneridge Evolution and Overview

Portfolio Transformation

- Divestiture of non-core businesses including wiring business in 2014, switches and connectors product lines in 2019 and soot sensor product lines in 2021
- Acquisition of Orlaco (2017) and 100% of PST (2017)
- Investment in Autotech Ventures VC fund for access to cutting-edge technology and start-up partnerships

Organizational Transformation

- Moved headquarters to Novi, Mich., and assembled new leadership team
- Assembled new executive leadership team with significant industry expertise
- Rationalized manufacturing footprint to optimize cost structure and better serve our customers
- Created CTO position and advanced development team leading robust technology roadmap

Revenue Breakdown (2021A*)

By Segment



Stoneridge Brazil, 8%
Control Devices, 47%
Electronics, 45%

By End Market**



Passenger Car, 4%
Aftermarket / Non-OE / Other, 20%
Light Truck / SUV / CUV, 37%
Commercial Vehicle OE, 39%

By Geography



Asia Pacific 9%
South America 8%
North America 51%
Europe 32%

By Customer***



AB Volvo, 9.3%
VW Group, 8.6%
Ford, 7.5%
PACCAR, 6.2%
American Axle, 6.0%
Daimler AG, 5.6%
GM, 3.3%
Stellantis, 2.7%
All Others, 51.0%

*Based on adjusted sales as reported in Q4 2021 earnings materials - excludes one-time sale of soot sensor inventory of $2.3M and sales from spot purchase recoveries of $17.6M
**Regional adjusted sales based on manufactured location and estimated end-market exposure
***Sales direct to customers

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5 Stoneridge Evolution – Portfolio Transformation ᶡ Development of technologies that elevate our products from components to system - based solutions We’re deepening customer relationships by developing systems that serve as the foundation and architecture for future technology solutions Product • Build to print • Designed to spec • Siloed engineering • Answer to customer • “Metal banger” Sub - System • Listen to market needs and react System • Designed for market needs • Develop the spec • Technology player • Listen to customer • Architecture of future technology Future • Developing technology systems and solutions that anticipate customer needs

Stoneridge

Diversified Product Portfolio

CONTROL DEVICES
*47% of 2021 Adj Sales**

- **Actuation**
  - Transmission
  - Driveline
- **Emissions**
  - Valves
  - Temperature Sensors
- **Switches and Connectors**
  - Exterior Release
  - Trailer Tow

ELECTRONICS
*45% of 2021 Adj Sales**

- **Driver Information Systems**
  - Instrument Clusters
- **Connectivity and Controls**
  - Telematics
  - Tachographs
  - Switches and Controls
- **Vision and Safety Systems**
  - MirrorEye®
  - Off-highway

STONERIDGE BRAZIL
*8% of 2021 Adj Sales**

- **Track and Trace**
- **Audio and Alarm**
  - Aftermarket Audio
  - Security Alarms
- **In-region OEM Business**
  - Commercial Vehicle Connectivity
  - Commercial Vehicle Driver Information Systems

MEGATRENDS

Our focus on these megatrends are expected to drive growth of 2-3x our underlying markets over the cycle

- **Safety and Security**
- **Efficiency**
- **Intelligence**
- **Emissions**

Current portfolio aligned with megatrends in the transportation industry

*Based on adjusted sales as reported in Q4 2021 earnings materials - excludes one-time sale of soot sensor inventory of $2.3M and sales from spot purchase recoveries of $17.6M

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7 Focused on the Future ᶡ Approximately 85% of revenue by 2025 expected to be drivetrain agnostic ᶡ Programs aligned with electrified platforms • Previously awarded and announced several “Park - by - Wire” Awards focused on electrified transmission applications • Ford Mach - E program • Ford E - Transit program • Ford Maverick program • Additional electrified light truck platform launching in 2022 ᶡ Business wins enabling advanced technologies • Advanced Trailer Tow Connector • Awarded multiple programs on light truck and SUV platforms including several new electric vehicle platforms • Provides fully digitalized connection from the trailer camera to the digital display in the cockpit • First SMART2 Tachograph award to replace existing tachograph product line to align with regulatory changes in Europe • Awarded program for next generation tachograph with enhanced connectivity capabilities Stoneridge is accelerating the EV strategies of OEMs with our drivetrain agnostic solutions

MirrorEye® CMS Features & Expansion

Stoneridge

Technology Features




MirrorEye
BETTER SAFETY THROUGH BETTER VISION™

- Reduction / Elimination Of Blind Spots
- Full-Color Infrared Night Vision
- Augmented Vision Quality
- Greater Field Of View
- Improved Aerodynamics & Fuel Economy
- Advanced Trailer Panning
- Improved Visibility In Inclement Weather
- 24/7 Roadside Support

MirrorEye By the Numbers

FIRST
product in the US with FMCSA approval to operate commercial vehicles without mirrors

4
awarded programs from global commercial vehicle OEMs

~75%
awarded commercial vehicle OEM market share in North America

~33%
awarded commercial vehicle OEM market share in Europe



MirrorEye is Stoneridge's revolutionary innovation that will drive critical safety and fuel efficiency benefits in the commercial vehicle market

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9 Focused Strategy Driving Long - Term Performance Stoneridge is well positioned to outperform the market, drive significant margin expansion and deliver shareholder value through long - term profitable growth *The Company defines backlog as the estimated cumulative awarded sales for the next five years (or “estimated sourced future sales”). Backlog as of December 31, 2021. **Based on long - term targets provided in fourth quarter 2021 earnings call. Revenue range based on potential MirrorEye take rates, from take rates estimated at time of award to 100% take rate. Revenue Growth Outpacing the Market by 2x – 3x • Product portfolio aligned with industry megatrends (~85% drivetrain agnostic by 2025) • Backlog* of awarded business supports $1.25B+ to $1.45B+ revenue target by 2026 ( 9%+ CAGR )** EBITDA Margin Expansion up to 14% by 2026** • 25 - 30% contribution margin on incremental revenue • Engineering footprint transformation supports expanded capabilities with minimal incremental costs • SG&A structure in place to support significant growth Focused on the Future • MirrorEye retrofit momentum and OEM take - rates driving significant incremental opportunity • Control Devices aligned with powertrain electrification positioning segment for sustainable growth • Global footprint, customer and end - market diversity and product portfolio sets foundation for long - term profitable growth